UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Shore Bancshares, Inc. (the “Company”) is filing an investor presentation (the “Presentation”), to be presented by Edward C. Allen, the Company’s Vice President and Chief Financial Officer and Donna J. Stevens, the Company’s Chief Operations Officer, for presentations to investors and others at the Sandler O’Neill 2018 East Coast Financial Services Conference on November 7, 2018. The Presentation replaces and supersedes investor presentation materials previously furnished as an exhibit to the Company’s Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Presentation is also available on the Company’s web site at www.shbi.com.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: November 7, 2018	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

99.1	Shore Bancshares, Inc. Investor Presentation (filed herewith).

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